UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-22488

Blackstone / GSO Long-Short Credit Income Fund

(exact name of Registrant as specified in charter)

345 Park Avenue, 31st Floor

New York, New York 10154

(Address of principal executive offices) (Zip code)

(Name and address of agent for service)

Marisa Beeney

345 Park Avenue, 31st Floor

New York, New York 10154

Registrant’s telephone number, including area code: (800) 831-5776

Date of fiscal year end:   December 31

Date of reporting period: September 30, 2012

Item 1. Schedule of Investments.

Blackstone / GSO Long-Short Credit Income Fund

Portfolio of Investments
September 30, 2012 (Unaudited)
	Moody’s Rating	Principal Amount	Market Value

FLOATING RATE LOAN INTERESTS(a) - 83.37%
Aerospace and Defense - 0.46%
Booz Allen Hamilton, Inc., Senior Secured Tranche B First Lien Initial Term Loan, 4.500%, 7/27/2019	Ba3	$514,196	$517,625
Camp Systems International Holdings Co., Senior Secured First Lien Initial Term Loan, 6.500%, 05/31/2019	B3	588,235	594,559

			1,112,184

Automotive - 2.38%
Chrysler Group LLC, Senior Secured Tranche B First Lien Term Loan, 6.000%, 05/24/2017	Ba2	3,320,582	3,395,096
FRAM Group Holdings, Inc. (aka Autoparts Holdings), Senior Secured First Lien Term Loan, 6.500%, 07/31/2017	B1	2,353,737	2,344,911

			5,740,007

Banking, Finance, and Real Estate - 3.67%
AMWINS Group, Inc., Senior Secured First Lien Term Loan, 5.750%, 06/06/2019	B1	1,496,250	1,505,976
Asurion LLC, Senior Secured First Lien Term B Loan, 5.500%, 05/24/2018	Ba3	948,182	955,592
Asurion LLC, Senior Secured Second Lien Term Loan, 9.000%, 05/24/2019	Ba3	254,777	264,285
BNY ConvergEx Group LLC, Senior Secured EZE Borrower First Lien Term Loan, 5.250%, 12/19/2016	B1	580,811	561,453
BNY ConvergEx Group LLC, Senior Secured First Lien Top Borrower Term Loan, 5.250%, 12/19/2016	B1	1,325,659	1,281,475
First Data Corp., Senior Secured First Lien Extended 2018 Dollar Term Loan, 4.217%, 03/26/2018	B1	1,833,992	1,749,546
Realogy Corp., Senior Secured Second Lien Term Facility Loan, 13.500%, 10/15/2017	B1	2,500,000	2,531,250

			8,849,577

	Moody’s Rating	Principal Amount	Market Value

Beverage, Food and Tobacco - 1.47%
Advance Pierre Foods, Inc., Senior Secured First Lien Term Loan, 7.000%, 09/30/2016	B1	$965,014	$969,597
Advance Pierre Foods, Inc., Senior Secured Second Lien Term Loan, 11.250%, 09/29/2017	B1	2,000,000	2,018,000
Roundy’s Supermarkets, Inc., Senior Secured Tranche B First Lien Term Loan, 5.750%, 02/13/2019	B1	556,643	546,802

			3,534,399

Capital Equipment - 1.54%
Sensus U.S.A., Inc. (fka Sensus Metering Systems), Senior Secured Second Lien Term Loan, 8.500%, 05/09/2018	Caa1	3,714,286	3,714,286

Chemicals, Plastics and Rubber - 1.09%
Arizona Chemical U.S., Inc., Senior Secured First Lien Term Loan, 7.250%, 12/22/2017	Ba3	1,180,909	1,207,184
Nusil Technology LLC, Senior Secured First Lien Term Loan, 5.250%, 04/07/2017	B1	645,170	646,380
Trinseo Materials Operating S.C.A., Senior Secured First Lien Term Loan, 8.000%, 08/02/2017	B1	793,404	762,660

			2,616,224

Construction and Building - 1.99%
Genarac Power Systems, Inc., Senior Secured First Lien Term B Facility Loan, 6.250%, 05/30/2018	Ba3	2,142,857	2,161,618
Roofing Supply Group LLC, Senior Secured First Lien Term Loan, 6.500%, 05/31/2019	B2	2,601,192	2,634,526

			4,796,144

Consumer Goods Durable - 4.71%
Hupah Finance, Inc., Senior Secured First Lien Initial Term Loan, 6.250%, 01/21/2019	B2	4,800,439	4,878,446
Kinetic Concepts, Inc., Senior Secured First Lien Dollar Term B-1 Loan, 7.000%, 05/04/2018	Ba2	1,713,669	1,740,985
MModal, Inc., Senior Secured First Lien Term B Loan, 6.750%, 08/15/2019	Ba3	2,727,273	2,710,227

	Moody’s Rating	Principal Amount	Market Value

Consumer Goods Durable (continued)
Vision Solutions, Inc., Senior Secured Second Lien Term Loan, 9.500%, 07/23/2017	Caa1	$2,000,000	$2,005,000

			11,334,658

Consumer Goods Non Durable - 5.35%
Acosta, Inc., Senior Secured First Lien Term D Loan, 5.000%, 03/01/2018	B1	3,168,368	3,190,166
Armored AutoGroup, Inc. (fka Viking Acquisition, Inc. (aka Global AutoCare)), Senior Secured First Lien Term B Loan, 6.000%, 11/05/2016	Ba3	4,905,076	4,910,177
FGI Operating Co. LLC, Senior Secured First Lien Term B Loan, 5.500%, 04/19/2019	Ba3	1,090,909	1,101,480
Inmar, Inc., Senior Secured First Lien Term Loan, 6.500%, 08/12/2018	B1	222,159	223,270
Revlon Consumer Products Corp., Senior Secured First Lien Term Loan, 4.750%, 11/20/2017	Ba3	992,462	997,975
Totes Isotoner Corp., Senior Secured First Lien Delayed Draw Term Loan, 7.250%, 07/07/2017	B3	232,031	230,871
Totes Isotoner Corp., Senior Secured First Lien Initial Term Loan, 7.250%, 07/07/2017	B3	2,237,305	2,226,118

			12,880,057

Containers, Packaging and Glass - 0.47%
Consolidated Container Co., Senior Secured First Lien Term A Loan, 6.250%, 07/03/2019	B1	1,111,111	1,127,433

Energy Electricity - 2.25%
NXP BV, Senior Secured Tranche B First Lien Term Loan, 5.250%, 03/19/2019	B2	1,990,000	2,021,104
Star West Generation LLC, Senior Secured First Lien Term B Advance Loan, 6.000%, 05/17/2018	Ba3	3,384,615	3,393,077

			5,414,181

Energy, Oil and Gas - 3.07%
Chesapeake Energy Corp., Senior Unsecured Second Lien Term Loan, 8.500%, 12/04/2017	Ba2	800,000	803,456
Crestwood Holdings LLC, Senior Secured First Lien Term Loan, 9.750%, 03/26/2018	Caa1	1,837,157	1,868,389

	Moody’s Rating	Principal Amount	Market Value

Energy, Oil and Gas (continued)
Samson Investment Co., Senior Secured Second Lien Initial Term Loan, L + 4.750%, 09/25/2018(b)	B1	$735,294	$740,963
Sheridan Production Partners LP, Senior Secured First Lien Term Loan [SIP I], 6.500%, 04/20/2017	B2	1,631,424	1,637,551
Sheridan Production Partners LP, Senior Secured First Lien Term Loan [SIP I-A], 6.500%, 04/20/2017	B2	216,177	216,989
Sheridan Production Partners LP, Senior Secured First Lien Term Loan [SIP I-M], 6.500%, 04/20/2017	B2	132,042	132,538
Sheridan Production Partners LP, Senior Secured First Lien Term Loan, L + 3.750%, 01/01/2020(b)	B1	1,979,644	1,985,424

			7,385,310

Environmental Industries - 0.53%
Advanced Disposal Services, Inc., Senior Secured First Lien Term Loan, L + 4.000%, 01/01/2020(b)	Ba3	1,280,788	1,289,997

Healthcare and Pharmaceuticals - 9.80%
Alkermes, Inc., Senior Secured First Lien 7 Year Term Loan, L + 3.500%, 01/01/2020(b)	B1	421,053	423,684
Ardent Medical Services, Inc., Senior Secured Tranche B First Lien Term Loan, 6.500%, 09/15/2015	B1	2,753,033	2,773,681
Carestream Health, Inc. (aka Onex Carestream Finance LP), Senior Secured First Lien Term B Loan, 5.000%, 02/27/2017	B1	4,922,804	4,892,037
Convatec, Inc. (aka Cidron Healthcare, Ltd.), Senior Secured First Lien Dollar Term Loan, 5.000%, 12/22/2016	Ba3	255,319	256,755
HCR Healthcare LLC (aka Manor Care, Inc.), Senior Secured First Lien Term B Loan, 5.000%, 04/06/2018	Ba3	1,144,330	1,133,607
Hologic, Inc., Senior Secured First Lien Term B Loan, 4.500%, 7/19/2019	Ba2	1,223,242	1,240,190
MedAssets, Inc., Senior Secured First Lien Term Loan, 5.250%, 11/16/2016	Ba3	1,294,772	1,305,130
MMM Holdings, Inc., Senior Secured First Lien Term B Loan, 8.500%, 04/04/2017	B1	901,250	909,136

	Moody’s Rating	Principal Amount	Market Value

Healthcare and Pharmaceuticals (continued)
NAMM Holdings, Inc., Senior Secured First Lien Term B Loan, 8.500%, 04/04/2017	B1	$901,250	$909,136
National Specialty Hospitals, Inc., Senior Secured First Lien Initial Term Loan, 8.250%, 02/03/2017	B2	2,432,888	2,396,395
Pharmaceutical Product Development, Inc., Senior Secured First Lien Term Loan, 6.250%, 12/05/2018	B1	1,078,804	1,090,671
Sheridan Healthcare, Inc., Senior Secured First Lien Term Loan, 6.000%, 06/29/2018	B1	1,273,404	1,286,673
Smile Brands Group, Inc., Senior Secured First Lien Term B Loan, 7.000%, 12/21/2017	Ba3	2,671,070	2,687,764
Surgery Center Holdings, Inc., Senior Secured First Lien Term Loan, 6.500%, 2/6/2017	Ba3	498,726	498,726
United Surgical Partners International, Inc., Senior Secured Tranche B First Lien Term Loan, 6.000%, 04/03/2019	Ba3	1,768,889	1,792,468

			23,596,053

High Tech Industries - 8.61%
Hyland Software, Inc., Senior Secured First Lien Term Loan, 6.000%, 12/19/2016	B1	3,004,624	3,015,891
Kronos, Inc. (aka Seahawk Acquisition Corp.), Senior Secured Tranche B-1 Second Lien Term Loan, 9.362%, 06/11/2018	B1	3,000,000	3,078,750
Presidio, Inc., Senior Secured First Lien Term Loan, 5.750%, 03/31/2017	B1	4,671,659	4,648,301
Shield Finance Co. S.A.R.L. (aka Sophos PLC), Senior Secured First Lien Term B-2 Incremental Loan, 6.500%, 05/10/2019	B2	1,100,184	1,107,060
Six3 Systems, Inc., Senior Secured First Lien Term B Loan, L + 5.750%, 01/01/2020(b)	B2	2,302,326	2,279,302
Sophia LP, Senior Secured First Lien Initial Term Loan, 6.250%, 7/19/2018	Ba3	3,139,349	3,181,730
SRA International, Inc., Senior Secured First Lien Term Loan, 6.500%, 07/20/2018	B1	1,735,376	1,720,911
Technicolor SA, Senior Secured First Lien Term A2 Facility Loan, 7.000%, 5/26/2016	B3	468,971	460,428

	Moody’s Rating	Principal Amount	Market Value

High Tech Industries (continued)
Technicolor SA, Senior Secured First Lien Term B2 Facility Loan, 8.000%, 5/26/2017	B3	$1,255,706	$1,232,834

			20,725,207

Hotels, Gaming and Leisure - 2.78%
AMC Entertainment, Inc., Senior Secured First Lien Term B3 Loan, 4.750%, 02/22/2018	Ba2	661,667	668,422
CCM Merger (aka Motor City Casino), Senior Secured First Lien Term B Loan, 6.000%, 03/01/2017	B3	865,226	876,042
Kasima LLC (DCIP), Senior Secured First Lien Incremental Term Loan, 5.000%, 03/31/2017	Baa1	1,864,552	1,866,883
Mood Media Corp., Senior Secured Second Lien Term Loan, 11.000%, 11/06/2018	Ba3	2,000,000	1,958,750
Peninsula Gaming LLC, Senior Secured First Lien Term Loan, L + 4.500%, 08/03/2017(b)	B1	1,315,789	1,338,000

			6,708,097

Media Advertising, Printing and Publishing - 2.23%
Cenveo Corp., Senior Secured First Lien Term B Facility Loan, 6.625%, 12/21/2016	Ba3	994,937	996,593
InfoGroup, Inc., Senior Secured First Lien Term B Loan, 5.750%, 05/28/2018	B1	2,114,122	1,902,710
RBS Holding Co. LLC, Senior Secured First Lien Term B Loan, 9.250%, 03/23/2017	B1	3,940,000	2,462,500

			5,361,803

Media Broadcasting and Subscription - 3.98%
Barrington Broadcasting Group LLC, Senior Secured Tranche 2 First Lien Term Loan, 7.500%, 06/14/2017	B2	1,155,405	1,168,404
Entercom Radio LLC, Senior Secured First Lien Term B Loan, 6.250%, 11/23/2018	B2	681,446	690,390
FoxCo Acquisition Sub. LLC, Senior Secured First Lien Term Loan, L + 4.500%, 07/14/2017(b)	B1	1,162,791	1,173,326
Hubbard Radio LLC, Senior Secured Second Lien Term Loan, 8.750%, 04/30/2018	Caa1	2,285,714	2,331,428
RCN Corp., Senior Secured First Lien Term B Loan, 5.250%, 08/26/2016	B1	635,406	637,887

	Moody’s Rating	Principal Amount	Market Value

Media Broadcasting and Subscription (continued)
Summit Entertainment LLC, Senior Secured First Lien Term Loan, 6.750%, 09/07/2016	B1	$1,794,962	$1,798,328
Univision Communications, Inc., Senior Secured Extended First Lien Term Loan, 4.466%, 03/31/2017	B2	1,798,771	1,780,783

			9,580,546

Media Diversified and Production - 0.10%
Live Nation Worldwide, Inc. (aka SFX Entertainment), Senior Secured First Lien Term B Loan, 4.500%, 11/07/2016	Ba2	249,375	250,934

Retail - 9.57%
Academy, Ltd., Senior Secured First Lien Initial Term Loan, 6.000%, 08/03/2018	B2	2,481,250	2,494,537
BJ’s Wholesale Club, Inc., Senior Secured First Lien Term Loan, L + 4.500%, 09/26/2019(b)	B2	3,000,000	3,019,065
Collective Brands Finance, Inc. (aka Payless ShoeSource), Senior Secured First Lien Term Loan, L + 6.000%, 01/01/2020(b)	B1	1,622,951	1,629,045
Container Store, Inc., Senior Secured First Lien Term B3 Loan, 6.250%, 04/08/2019	B3	2,619,490	2,622,764
Lord & Taylor LLC, Senior Secured First Lien Term B Loan, 5.750%, 01/11/2019	Ba3	211,935	213,922
National Vision, Inc., Senior Secured First Lien Term Loan, 7.000%, 08/10/2018	B1	1,197,000	1,213,459
Neiman Marcus Group, Inc., Senior Secured First Lien Extended Term Loan, 4.750%, 05/16/2018	B2	1,000,000	1,007,160
PETCO Animal Supplies, Inc., Senior Secured First Lien Term Loan, 4.500%, 11/24/2017	B2	1,111,478	1,118,170
Sports Authority, Inc. (aka TSA), Senior Secured First Lien Term B Loan, 7.500%, 11/16/2017	B3	2,972,273	2,981,576
Sprouts Farmers Market Holdings LLC, Senior Secured First Lien Initial Term Loan, 6.000%, 04/18/2018	B2	4,268,333	4,257,663
The Gymboree Corp., Senior Secured First Lien Term Loan, 5.000%, 02/23/2018	B1	532,195	520,220

	Moody’s Rating	Principal Amount	Market Value

Retail (continued)
Toys “R” Us, Inc., Senior Secured First Lien Initial Term Loan, 6.000%, 09/01/2016	B1	$1,964,912	$1,963,694

			23,041,275

Services - Business - 7.17%
Advantage Sales and Marketing, Inc., Senior Secured First Lien Term Loan, 5.250%, 12/18/2017	B1	1,965,000	1,977,773
AlixPartners LLP, Senior Secured First Lien Initial Term B2 Loan, 6.500%, 06/28/2019	Ba3	2,992,500	3,039,886
Epicor Software Corp., Senior Secured First Lien Term B Loan, 5.000%, 05/16/2018	Ba3	1,984,925	2,002,293
Scitor Corp., Senior Secured First Lien Term Loan, 5.000%, 02/15/2017	B2	2,815,062	2,791,317
Sedgwick Claims Management Services, Inc., Senior Secured First Lien Term B-1 Loan, 5.000%, 12/31/2016	B2	1,407,080	1,411,463
U.S. Security Associates Holdings, Inc., Senior Secured First Lien Delayed Draw Term Loan, 6.000%, 07/28/2017	Ba1	202,731	203,661
U.S. Security Associates Holdings, Inc., Senior Secured First Lien Term B Loan, 6.000%, 07/26/2017	Ba3	1,201,204	1,206,711
VCPH Holding Corp. (aka Wolverine Healthcare Analystics), Senior Secured Tranche B First Lien Term Loan, 6.750%, 06/06/2019	Ba3	1,639,726	1,656,640
West Corp., Senior Secured First Lien Term B-6 Loan, 5.750%, 06/02/2018	Ba3	2,926,000	2,968,061

			17,257,805

Services - Consumer - 1.08%
IL Fornaio Corp., Senior Secured First Lien Term Loan, 6.500%, 06/10/2017	B1	1,138,739	1,141,233
Monitronics International, Inc., Senior Secured First Lien Term Loan, 5.500%, 03/23/2018	B2	1,444,355	1,462,186

			2,603,419

Telecommunications - 7.77%
Alaska Communications Systems Holdings, Inc., Senior Secured First Lien Term Loan, 5.500%, 10/21/2016	Ba3	2,133,688	1,954,992

	Moody’s Rating	Principal Amount	Market Value

Telecommunications (continued)
Avaya, Inc., Senior Secured B-3 Extended First Lien Term B-3 Loan, 4.927%, 10/26/2017	B1	$2,945,372	$2,696,665
Digitalglobe, Inc., Senior Secured First Lien Term Loan, 5.750%, 10/12/2018	Ba3	1,489,994	1,496,982
Fibertech Networks LLC (aka Firefox), Senior Secured First Lien Term Loan, 5.750%, 11/30/2016	B2	1,856,279	1,874,842
Greeneden U.S. Holdings II LLC, Senior Secured First Lien Term Loan, 6.750%, 01/31/2019	B2	686,207	696,843
Sorenson Communications, Inc., Senior Secured First Lien Tranche C Term Loan, 6.000%, 08/16/2013	B1	4,314,536	4,288,930
Syniverse Holdings, Inc., (Buccaneer Merger Sub., Inc.), Senior Secured First Lien B-2 Term Loan, 5.000%, 4/23/2019	B1	1,995,000	2,004,975
Wide Open West Finance LLC, Senior Secured First Lien Term Loan, 6.250%, 7/17/2018	B1	1,246,875	1,259,892
Zayo Bandwidth LLC (Zayo Capital, Inc.), Senior Secured First Lien Term Loan, 7.125%, 07/02/2019	B1	2,422,500	2,450,770

			18,724,891

Transportation Consumer - 0.38%
Avis Budget Car Rental LLC, Senior Secured First Lien Term B Loan, 6.250%, 09/22/2018	Ba1	626,587	632,227
Sabre, Inc., Senior Secured Extended Term Loan, 5.982%, 09/30/2017	B1	285,493	284,101

			916,328

Utilities Electric - 0.29%
Texas Competitive Electric Holdings Co. (aka TXU), Senior Secured Extended First Lien Term B Loan, 4.757%, 10/10/2017	B2	1,000,000	690,505

Wholesale - 0.63%
CDW Corp., Senior Secured First Lien Extended Term Loan, 4.000%, 07/15/2017	B2	1,533,168	1,515,283

TOTAL FLOATING RATE LOAN INTERESTS (Cost $200,350,638)			200,766,603

	Moody’s Rating	Principal Amount	Market Value

CORPORATE BONDS - 32.75%
Automotive - 0.45%
Cooper-Standard Automotive, Inc., Senior Secured Bond, 8.500%, 05/01/2018(c)	B2	$1,000,000	$1,087,500

Banking, Finance, and Real Estate - 0.88%
Realogy Corp., Senior Secured Bond, 7.875%, 02/15/2019(c)(d)	Caa1	2,000,000	2,110,000

Beverage, Food and Tobacco - 1.86%
Del Monte Foods Co., Senior Unsecured Bond, 7.625%, 02/15/2019(c)	B3	4,330,000	4,476,138

Chemicals, Plastics and Rubber - 0.44%
Ineos Finance PLC, Senior Unsecured Bond, 8.375%, 02/15/2019(c)(d)	B1	1,000,000	1,056,250

Consumer Goods Durable - 1.84%
Reynolds Group Holdings, Inc., Senior Unsecured Bond, 9.875%, 08/15/2019(c)	Caa2	1,400,000	1,496,250
5.750%, 10/15/2020(d)	Ba2	1,250,000	1,251,563
8.250%, 02/15/2021	Caa1	700,000	698,250
Serta Simmons Holdings LLC, Senior Unsecured Bond, 8.125%, 10/01/2020(d)	Caa1	1,000,000	997,500

			4,443,563

Energy Electricity - 0.41%
Amkor Technology, Inc., Senior Unsecured Bond, 6.375%, 10/01/2022(d)	Ba3	1,000,000	986,250

Energy, Oil and Gas - 7.53%
Alta Mesa Holdings LP, Senior Unsecured Bond, 9.625%, 10/15/2018(c)	B3	2,000,000	2,010,000
BreitBurn Energy Partners LP, Senior Unsecured Bond, 7.875%, 04/15/2022(c)(d)	B3	2,000,000	2,080,000
Calumet Specialty Products Partners LP, Senior Unsecured Bond,
9.375%, 05/01/2018	B3	1,800,000	1,944,000
9.625%, 08/01/2020(c)(d)	B3	750,000	811,875
Comstock Resources, Inc., Senior Unsecured Bond, 9.500%, 06/15/2020	B3	2,000,000	2,155,000
Crestwood Midstream Partners LP, Senior Unsecured Bond, 7.750%, 04/01/2019(c)	B3	2,000,000	2,040,000
Everest Acquisition LLC, Senior Unsecured Bond, 7.750%, 09/01/2022(c)(d)	B2	200,000	204,500

	Moody’s Rating	Principal Amount	Market Value

Energy, Oil and Gas (continued)
Forest Oil Corp., Senior Unsecured Bond, 7.500%, 09/15/2020(d)	B2	$1,000,000	$993,750
PDC Energy, Inc., Senior Unsecred Bond, 7.750%, 10/15/2022(d)	B3	3,000,000	3,000,000
Resolute Energy Corp., Senior Unsecured Bond, 8.500%, 05/01/2020(c)(d)	B3	750,000	771,562
SandRidge Energy, Inc., Senior Unsecured Bond, 8.125%, 10/15/2022(c)(d)	B3	2,000,000	2,132,500

			18,143,187

Healthcare and Pharmaceuticals - 2.75%
Accellent, Inc., Senior Subordinated Bond, 10.000%, 11/01/2017	Caa2	2,000,000	1,700,000
Elan Finance PLC, Senior Unsecured Bond, 6.250%, 10/15/2019(d)	B1	500,000	505,000
HealthSouth Corp., Senior Unsecured Bond, 5.750%, 11/01/2024	B1	1,000,000	1,021,250
Kindred Healthcare, Inc., Senior Unsecured Bond, 8.250%, 06/01/2019(c)	B3	2,400,000	2,346,000
Universal Hospital Services, Inc., Senior Unsecured Bond, 7.625%, 08/15/2020(c)(d)	B3	1,000,000	1,045,000

			6,617,250

High Tech Industries - 1.05%
Allen Systems Group, Inc., Senior Secured Bond, 10.500%, 11/15/2016(c)(d)	Caa2	2,300,000	1,518,000
Viasystems, Inc., Senior Unsecured Bond, 7.875%, 05/01/2019(c)(d)	B2	1,000,000	1,000,000

			2,518,000

Hotels, Gaming and Leisure - 1.59%
Carlson Wagonlit BV, Senior Unsecured Bond, 6.875%, 06/15/2019(c)(d)	B1	1,000,000	1,055,000
Palace Entertainment Holdings LLC, Senior Secured Bond, 8.875%, 04/15/2017(c)(d)	B2	2,600,000	2,762,500

			3,817,500

Media Diversified and Production - 2.93%
Allbritton Communications Co., Senior Unsecured Bond, 8.000%, 05/15/2018(c)	B2	2,000,000	2,185,000
Cambium Learning Group, Inc., Senior Secured Bond, 9.750%, 02/15/2017(c)	B3	3,000,000	2,235,000

	Moody’s Rating	Principal Amount	Market Value

Media Diversified and Production (continued)
Cequel Communications LLC, Senior Unsecured Bond, 8.625%, 11/15/2017(c)(d)	B3	$1,000,000	$1,072,500
Mediacom Broadband Group (aka MCC Iowa), Senior Unsecured Bond, 9.125%, 08/15/2019(c)	B3	1,000,000	1,110,000
6.375%, 04/01/2023(d)	B3	450,000	452,250

			7,054,750

Metals and Mining - 1.28%
JMC Steel Group, Senior Unsecured Bond, 8.250%, 03/15/2018(c)(d)	B3	2,000,000	2,050,000
Penn Virginia Resource Partners LP, Senior Unsecured Bond, 8.375%, 06/01/2020(c)(d)	B2	1,000,000	1,037,500

			3,087,500

Retail - 2.79%
Burlington Coat Factory Warehouse Corp., Senior Unsecured Bond, 10.000%, 02/15/2019(c)	Caa1	2,000,000	2,222,500
Chinos Acquisition Corp. (aka J. Crew Group, Inc.), Senior Unsecured Bond, 8.125%, 03/01/2019(c)	Caa1	1,050,000	1,105,125
HOA Restaurant Group LLC (aka Hooters Restaurant), Senior Secured Bond, 11.250%, 04/01/2017(c)(d)	B3	500,000	458,750
The Gymboree Corp., Senior Unsecured Bond, 9.125%, 12/01/2018(c)	Caa2	2,000,000	1,912,500
The Pantry, Inc., Senior Unsecured Bond, 8.375%, 07/01/2020(d)	Caa1	1,000,000	1,027,500

			6,726,375

Services - Business - 3.50%
Emergency Medical Services Corp. (aka CDRT Merger Sub), Senior Unsecured Bond, 8.125%, 06/01/2019(c)	B3	2,000,000	2,130,000
Monitronics International, Inc., Senior Unsecured Bond, 9.125%, 04/01/2020	Caa1	1,250,000	1,306,250
Neff Rental LLC, Senior Unsecured Bond, 9.625%, 05/15/2016(d)	Caa1	1,750,000	1,780,625
NES Rentals Holdings, Inc., Senior Unsecured Bond, 12.250%, 04/15/2015(d)	Caa2	1,000,000	1,010,000

	Moody’s Rating	Principal Amount	Market Value

Services - Business (continued)
RSC Equipment Rental, Inc., Senior Unsecured Bond, 8.250%, 02/01/2021	Caa1	$2,000,000	$2,205,000

			8,431,875

Telecommunications - 2.77%
Avaya, Inc., Senior Secured Bond, 7.000%, 04/01/2019(c)(d)	B1	2,450,000	2,290,750
Frontier Communications Corp., Senior Unsecured Bond, 9.250%, 07/01/2021(c)	Ba2	750,000	871,875
7.125%, 01/15/2023(c)	Ba2	250,000	260,937
MetroPCS Wireless, Inc., Senior Unsecured Bond, 7.875%, 09/01/2018(c)	B2	3,000,000	3,255,000

			6,678,562

Utilities Electric - 0.68%
NRG Energy, Inc., Senior Unsecured Bond, 8.500%, 06/15/2019(c)	B1	500,000	542,500
7.875%, 05/15/2021(c)	B1	1,000,000	1,092,500

			1,635,000

TOTAL CORPORATE BONDS (Cost $77,945,970)			78,869,700

Total Investments - 116.12% (Cost $278,296,608)			279,636,303

Liabilities in Excess of Other Assets - (16.12)%			(38,824,036)

Net Assets - 100.00%			$240,812,267

Amounts above are shown as a percentage of net assets as of September 30, 2012.

(a)	The interest rate shown represents the rate at period end.
(b)

All or a portion of this position has not settled as of September 30, 2012. The interest rate shown represents the stated spread over the London Interbank Offered Rate (“LIBOR” or “L”) or the applicable LIBOR floor; the Fund will not accrue interest until the settlement date, at which point LIBOR will be established.

(c)

Security, or portion of security is currently on loan. Total market value of securities on loan amounts to $42,453,891, as of September 30, 2012. Total value of BGX’s obligation to return securities lending collateral was $43,388,168, as of September 30, 2012.

(d)

Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $35,461,125, which represents approximately 14.73% of net assets as of September 30, 2012.

See Notes to Quarterly Portfolio of Investments.

CREDIT DEFAULT SWAP CONTRACTS
Index/Tranches	Counterparty	Buy/Sell Credit Protection(a)	Fixed Deal Receive/(Pay) Rate	Maturity Date	Notional Amount (millions)(b)	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
CDX HY CDSI S18 5-Year	JP Morgan	Buy	5.00%	6/20/17	$5.94	$(37,133)	$(22,275)	$(59,408)

						$(37,133)	$(22,275)	$(59,408)

(a)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

(b)

The maximum potential amount the Fund could be required to pay as a seller of credit protection, or receive as a buyer of credit protection, if a credit event occurs as defined under the terms of that particular swap agreement.

TOTAL RETURN SWAP CONTRACTS (a) (b)

Reference Obligation	Counterparty	Rate Received by the Fund	Termination Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Academy, Ltd.	JP Morgan	6.000%	8/3/2018	$992,500	$5,315
Acosta Sales & Marketing	JP Morgan	5.750%	3/1/2018	985,910	8,622
BakerCorp International Inc.	JP Morgan	5.000%	6/1/2018	987,481	4,409
Bass Pro Group, LLC	JP Morgan	5.313%	6/23/2017	1,870,635	23,149
Colfax Corporation	JP Morgan	4.500%	1/11/2019	992,500	3,633
Digitalglobe, Inc.	JP Morgan	5.750%	10/7/2018	1,985,000	58,935
Emergency Medical Services Corp. (aka AMR/EMCare)	JP Morgan	5.250%	5/3/2018	2,074,477	27,227
Interactive Data Corp.	JP Morgan	4.500%	2/26/2018	2,881,403	8,904
Mood Media Corp.	JP Morgan	7.000%	5/3/2018	2,178,309	20,694
NXP Semiconductors	JP Morgan	5.250%	2/16/2019	995,000	29,233
Verint Systems, Inc.	JP Morgan	4.500%	10/29/2017	1,623,288	16,241

					$206,362

Allen Systems Group, Inc.	JP Morgan	6.500%	11/20/2015	$435,173	$(11,967)
Del Monte Corp.	JP Morgan	4.500%	12/31/2018	958,759	(858)
Frac Tech Services LLC	JP Morgan	6.250%	5/3/2016	1,468,268	(42,107)
Getty Images, Inc.	JP Morgan	5.250%	11/3/2016	1,406,349	(7,559)
Drumm Investors LLC (aka Golden Living)	JP Morgan	5.000%	4/28/2018	4,936,007	(115,158)
Mediacom Broadband Group (aka MCC Iowa)	JP Morgan	4.500%	10/23/2017	1,969,773	(19,698)
The Gymboree Corp.	JP Morgan	5.000%	4/11/2018	1,941,689	(41,261)

					$(238,608)

(a)	The Fund receives monthly payments based on any positive monthly return of the Reference Obligation. The Fund makes payments on any negative monthly return of such Reference Obligation.
(b)	The floating short-term rate paid by the Fund (on the notional amount of all total return swap contracts) at September 30, 2012, was 1.431% (1 week LIBOR +1.25%).

All Reference Obligations shown above for Total Return Swap Contracts are floating rate secured bank loans.

See Notes to Quarterly Portfolio of Investments.

Blackstone / GSO Long-Short Credit Income Fund

Notes to Quarterly Portfolio of Investments

September 30, 2012 (Unaudited)

NOTE 1. ORGANIZATION

Blackstone / GSO Long-Short Credit Income Fund (the “Fund” or “BGX”) is a non-diversified, closed-end management investment company. The Fund was organized as a Delaware statutory trust on October 22, 2010 pursuant to an Agreement and Declaration of Trust governed by the laws of the State of Delaware. The Fund was registered under the Investment Company Act of 1940, as amended (the “1940 Act”), on October 26, 2010. The Fund commenced operations on January 27, 2011. Prior to that, the Fund had no operations other than matters relating to its organization and the sale and issuance of 5,236 common shares of beneficial interest in the Fund to GSO / Blackstone Debt Funds Management LLC (the “Adviser”) at a price of $19.10 per share. The Adviser serves as BGX’s investment adviser. The Fund’s common shares are listed on the New York Stock Exchange (the “Exchange”) and trade under the ticker symbol “BGX.”

BGX’s primary investment objective is to provide current income, with a secondary objective of capital appreciation. The Fund seeks to achieve its investment objectives by employing a dynamic long-short strategy in a diversified portfolio of loans and fixed-income instruments of predominantly U.S. corporate issuers, including first- and second-lien secured loans (“Loans”) and high-yield corporate debt securities of varying maturities. The loans and fixed-income instruments that the Fund invests in, which are long positions, will typically be rated below investment grade at the time of purchase. BGX’s long positions, either directly or through the use of derivatives, may total up to 130% of the Fund’s net assets. BGX’s short positions, either directly or through the use of derivatives, may total up to 30% of the Fund’s net assets.

BGX is classified as “non-diversified” under the 1940 Act. As a result, it can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political, or regulatory occurrence.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of its financial statements is in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and these differences could be material.

Portfolio Valuation: BGX’s net asset value (“NAV”) will be determined daily on each day that the Exchange is open for business, as of the close of the regular trading session on the Exchange. The Fund calculates NAV per share by subtracting liabilities (including accrued expenses or dividends) from the total assets (the value of the securities plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of outstanding common shares of the Fund.

Loans are primarily valued by using a composite loan price from a nationally recognized loan pricing service. The methodology used by the BGX’s nationally recognized loan pricing provider for composite loan prices is to value loans at the mean of the bid and ask prices from one or more brokers or dealers. Corporate bonds, other than short-term investments, are valued at the price provided by a nationally recognized pricing service. The prices provided by the nationally recognized service are typically based on the mean of bid and ask prices for each corporate bond security. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrices, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Short-term debt investments, if any, having a remaining maturity of 60 days or less when purchased would be valued at cost adjusted for amortization of premiums and accretion of discounts. Any investments and other assets for which such current market quotations are not readily available are valued at fair value (“Fair Valued Assets”) as determined in good faith under procedures established by, and under the general supervision and responsibility of, the Fund’s Board of Trustees.

Various inputs are used to determine the value of BGX’s investments. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1— Unadjusted quoted prices in active markets for identical investments at the measurement date.

Level 2— Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3— Significant unobservable inputs (including the Fund’s own assumption in determining the fair value of investments).

The valuation techniques used by the Fund to measure fair value during the period ended September 30, 2012 maximized the use of observable inputs and minimized the use of unobservable inputs. The categorization of a value determined for investments and other financial instruments is based on the pricing transparency of the investment and other financial instruments and does not necessarily correspond to BGX’s perceived risk of investing in those securities.

The following is a summary of the inputs used as of September 30, 2012 in valuing the Fund’s investments carried at value:

Investments in Securities at Value^	Level 1 - Unadjusted Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Floating Rate Loan Interests Consumer Goods Durable	$ -	$4,451,212	$6,883,446	$11,334,658
Healthcare and Pharmaceuticals	-	20,277,248	3,318,805	23,596,053
High Tech Industries	-	7,702,963	13,022,244	20,725,207
Hotels, Gaming and Leisure	-	3,965,172	2,742,925	6,708,097
Media Advertising, Printing and Publishing	-	2,899,303	2,462,500	5,361,803
Media Broadcasting and Subscription	-	7,249,118	2,331,428	9,580,546
Telecommunications	-	16,850,049	1,874,842	18,724,891
Other	-	104,735,348		104,735,348
Corporate Bonds	-	78,869,700	-	78,869,700
Total	$ -	$247,000,113	$32,636,190	$279,636,303

Other Financial Instruments*	Level 1 - Unadjusted Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets
Total Return Swap Contracts	$-	$206,362	$-	$206,362
Liabilities
Credit Default Swap Contracts	-	(59,408)	-	(59,408)
Total Return Swap Contracts	-	(238,608)	-	(238,608)
Total	$-	$(91,654)	$-	$(91,654)

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities at Value^	Balance as of 12/31/11	Realized gain / (loss)	Change in unrealized appreciation/ (depreciation)	Net purchases	Net sales proceeds	Transfer in and/or (out) of Level 3	Balance as of 9/30/12	Net change in unrealized appreciation/ depreciation attributable to Level 3 investments still held at 9/30/12
Floating Rate Loan Interests	$15,029,595	$79,324	$(607,125)	$8,752,911	$(6,319,426)	$15,700,911	$32,636,190	$(193,352)
Total	$15,029,595	$79,324	$(607,125)	$8,752,911	$(6,319,426)	$15,700,911	$32,636,190	$(193,352)

There were no transfers between Level 1 and 2 during the period. It is the Fund’s policy to recognize transfers into and out of all Levels at the end of the reporting period.

^For detailed descriptions of classifications, see the accompanying Portfolio of Investments.

*Other financial instruments are derivative instruments not reflected in the Portfolio of Investments.

NOTE 3. SECURED LOANS

BGX includes first and second lien secured, floating rate loans that are made to U.S. and, to a limited extent, non-U.S. corporations, partnerships, and other business entities (“Borrowers”), in its definition of “Secured Loans”. Under normal market conditions, at least 70% of BGX’s managed assets will be invested in Secured Loans. BGX defines its managed assets as net assets plus effective leverage obtained through securities lending, swap contract arrangements, and short selling or other derivative transactions (“Managed Assets”). At September 30, 2012, 76.11% of BGX’s Managed Assets were held in Secured Loans.

First lien secured loans hold a senior position in the capital structure of a business entity, are typically secured with specific collateral and typically have a claim on the assets and/or stock of the Borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the Borrower.

Loans often require prepayments from Borrowers’ excess cash flows or permit the Borrowers to repay at their election. The degree to which Borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, floating rate loans typically have an expected average life of two to four years. Floating rate loans typically have rates of interest which are re-determined periodically, either daily, monthly, quarterly or semi-annually by reference to a floating base lending rate, primarily London Interbank Offered Rate (LIBOR), plus a premium or credit spread.

Loans are subject to the risk of payment defaults of scheduled interest or principal. Such non-payment could result in a reduction of income, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund. Risk of loss of income is generally higher for unsecured loans or debt, which are not backed by a security interest in any specific collateral. There can be no assurance that the liquidation of any collateral securing a Loan would satisfy the Borrower’s obligation to the Fund in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

Second lien loans generally are subject to similar risks as those associated with investments in first lien loans except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a second lien loan, the first priority lien holder has first claim to the underlying collateral of the loan. Second lien loans are subject to the additional risk that the cash flow of the Borrower and collateral securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior unsecured or senior secured obligations of the Borrower. At September 30, 2012, BGX had invested $19,446,169 in second lien secured loans. Second lien secured loans are considered Secured Loans for BGX.

Loans can be rated below investment grade or may also be unrated. As a result, the risks associated with Loans may be similar to the risks of other below investment grade securities, although they are senior and secured in contrast to other below investment grade securities, which are often subordinated or unsecured. BGX typically invests in Loans rated below investment grade, which are considered speculative because of the credit risk of their issuers. Such companies are more likely than investment grade issuers to default on their payments of interest and principal owed to BGX, and such defaults could reduce net asset value and income distributions. The amount of public information available with respect to below investment grade loans will generally be less extensive than that available for registered or exchange-listed securities. In evaluating the creditworthiness of Borrowers, the Adviser will consider, and may rely in part, on analyses performed by others. The Adviser’s established best execution procedures and guidelines require trades to be placed for execution only with broker-dealer counterparties approved by the risk and valuation committee of the Adviser. The factors considered by the committee when selecting and approving brokers and dealers include, but are not limited to: (i) quality, accuracy, and timeliness of execution, (ii) review of the reputation, financial strength and stability of the financial institution, (iii) willingness and ability of the counterparty to commit capital, (iv) ongoing reliability and (v) access to underwritten offerings and secondary markets.

BGX may acquire Loans through assignments or participations. BGX typically acquires these Loans through assignment, and if it acquires a Loan through participation, will elevate a participation interest into an assignment as soon as practicably possible. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and BGX may not be able to unilaterally enforce all rights and remedies under the Loan and with regard to any associated collateral. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the Borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. The Adviser has adopted best execution procedures and guidelines to mitigate credit and counterparty risk in the atypical situation when BGX must acquire a Loan through a participation. The Adviser has established a risk and valuation committee that regularly reviews each broker-dealer counterparty for, among other things, its quality and the quality of its execution.

NOTE 4. TOTAL RETURN SWAPS

BGX has entered into total return swaps as of September 30, 2012 in an aggregate notional amount equal to $30,682,521. In a total return swap, BGX pays another party a fixed or floating short-term interest rate and receives in exchange the total return of underlying loans or debt securities. If the other party to a total return swap defaults, BGX’s risk of loss consists of the net amount of total return payments that BGX is contractually entitled to receive. BGX bears the risk of default on the underlying loans or debt securities, based on the notional amount of the swap. BGX would typically have to post collateral to cover this potential obligation. BGX may use total return swaps for financing, hedging or investment purposes. For the purposes of Managed Assets, BGX will treat the value of a total return swap as the notional amount of the swap.

BGX entered into credit default swaps during the period ended September 30, 2012. When used for hedging purposes, BGX would be the buyer of a credit default swap protection. In that case, BGX would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation, index or other investment from the counterparty to the contract in the event of a credit event on the referenced obligation. In return, BGX would pay to the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, BGX would have spent the stream of payments and received no benefit from the contract. When BGX is the seller of a credit default swap protection, it receives the stream of payments but is obligated to pay upon a credit event on the referenced obligation. As the seller, BGX would effectively add leverage to its portfolio because, in addition to its total assets, BGX would be subject to investment exposure on the notional amount of the swap.

The periodic swap payments received or made by BGX are recorded as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value, including the accrual of periodic amounts of interest, are recorded as unrealized appreciation (depreciation). When the swap is terminated, BGX will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the terminating transaction and BGX’s basis in the contract, if any. Generally, the basis of the contracts is the unamortized premium received or paid.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions. BGX segregates sufficient assets as collateral to satisfy the current obligation with respect to total return and credit default swaps.

NOTE 5. SECURITIES LENDING

The Fund may make secured loans of its marginable securities to brokers, dealers and other financial institutions amounting to no more than 30% of its net assets. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to broker-dealers and other financial institutions that are believed by the Adviser to be of relatively high credit standing.

Loans of securities are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal at all times to the market value of the securities lent. The broker-dealer pays to BGX, as the lender, an amount equal to any dividends or interest received on the securities lent. The collateral must have a market value at least equal to 100% of the market value of the loaned securities at all times during the duration of the loan.

BGX invests the cash collateral received in accordance with its investment objectives, subject to the Fund’s agreement with the borrower of the securities. In the case of cash collateral, BGX typically pays a rebate to the borrower. The reinvestment of cash collateral will result in a form of effective leverage for BGX.

Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, BGX, as the lender, retains the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. BGX may also call such loans in order to sell the securities involved. When engaged in securities lending, the Fund’s performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of interest through investment of cash collateral by BGX in permissible investments.

As of September 30, 2012, BGX had securities on loan valued at $42,453,891 and received cash collateral with a value of $43,388,168, representing 17.63% and 18.02% of net assets, respectively.

NOTE 6. UNREALIZED APPRECIATION/ (DEPRECIATION)

On September 30, 2012, based on cost of $278,296,608 for federal income tax purposes, aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $6,356,730 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $5,017,035, resulting in net unrealized appreciation of $1,339,695.

Item 2. Controls and Procedures.

(a)

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this Report.

(b)

There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the Registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3. Exhibits.

Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached as Exhibit 99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Blackstone / GSO Long-Short Credit Income Fund

By:	/s/ Daniel H. Smith, Jr.
Daniel H. Smith, Jr. (Principal Executive Officer)
Chairman, Chief Executive Officer and President

Date:	November 29, 2012

By:	/s/ Eric Rosenberg
Eric Rosenberg (Principal Financial Officer)
Treasurer and Chief Financial Officer

Date:	November 29, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Daniel H. Smith, Jr.
Daniel H. Smith, Jr. (Principal Executive Officer)
Chairman, Chief Executive Officer and President

Date:	November 29, 2012

By:	/s/ Eric Rosenberg
Eric Rosenberg (Principal Financial Officer)
Treasurer and Chief Financial Officer

Date:	November 29, 2012